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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
          Securities Exchange Act of 1934 (Preliminary Proxy Statement)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                    UNIPROP MANUFACTURED HOUSING COMMUNITIES
                                   INCOME FUND
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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1)   Title of each class of securities to which transaction applies:
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2)   Aggregate number of securities to which transaction applies:
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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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4)   Proposed maximum aggregate value of transaction:
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5)   Total fee paid:
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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:
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          2)   Form, Schedule or Registration Statement No.:
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          3)   Filing Party:
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          4)   Date Filed:
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                          UNIPROP MANUFACTURED HOUSING
                             COMMUNITIES INCOME FUND
                         A MICHIGAN LIMITED PARTNERSHIP
            280 DAINES STREET, SUITE 300, BIRMINGHAM, MICHIGAN 48009




[M/D], 2005


Dear Limited Partner:

You are cordially invited to attend a Special Meeting of the Limited Partners of Uniprop Manufactured Housing Communities Income Fund (the "Partnership") to be held on [Friday], [September 2], 2005, at 10:00 a.m. or at any postponement or adjournment thereof, at the offices of the Partnership at 280 Daines Street, Suite 300, Birmingham, Michigan 48009.

The enclosed notice of Special Meeting and proxy statement describe the business to be transacted at the Special Meeting and provide additional information about the Partnership that you should know when voting your units. The principal business at the Special Meeting will be to vote on a proposal to refinance the Partnership's existing indebtedness, to pay the balance of the Contingent Purchase Price, and to authorize the amendment of a provision of the Partnership's Agreement of Limited Partnership.

Please find enclosed the following important proxy information related to your investment in the Partnership.

     Notice of Special Meeting of the Limited Partners to be held on [September 2], 2005
     Proxy Statement (with exhibits)
     Proxy Vote Card and Business Reply Envelope

Whether or not you plan to attend the Special Meeting, please read carefully the enclosed materials and complete, date, sign and return your Proxy Card promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Special Meeting, you may vote in person if you wish, even if you have previously returned your Proxy Card.

On behalf of the General Partner, I would like to express our appreciation for your continued interest in the Partnership.


       Paul M. Zlotoff,
       as President of GP P. I. Associates Corp.,
       General Partner of P. I. Associates,
       General Partner of Uniprop Manufactured Housing Communities Income Fund

                          UNIPROP MANUFACTURED HOUSING
                             COMMUNITIES INCOME FUND
                         A MICHIGAN LIMITED PARTNERSHIP
            280 DAINES STREET, SUITE 300, BIRMINGHAM, MICHIGAN 48009
                              ---------------------

                NOTICE OF SPECIAL MEETING OF THE LIMITED PARTNERS
                        To Be Held On [September 2], 2005
                              ---------------------



To the Limited Partners:

NOTICE IS HEREBY GIVEN that a Special Meeting of the limited partners (the "Limited Partners") of Uniprop Manufactured Housing Communities Income Fund, a Michigan limited partnership (the "Partnership"), will be held at the offices of the Partnership at 280 Daines Street, Suite 300, Birmingham, Michigan 48009, on [Friday], [September 2], 2005, at 10:00 a.m., or at any postponement or adjournment thereof. At the Special Meeting, Limited Partners will consider and vote on the following matter, as more fully described in the attached Proxy
Statement:

1. The General Partner with the recommendation of the Consultant has determined it is in the best interests of all partners to proceed with a refinancing in the expected amount of $42,000,000 and a distribution to the Limited Partners of approximately $4,468,000 as fully described in the Proxy Statement. Furthermore, the General Partner expects that at current prevailing interest rates during the first two years after the refinancing the Partnership will save approximately $896,000 per year in debt service payments and expects the Partnership, thereafter during the term of the loan, to save approximately $312,000 per year. The General Partner wishes to consider and act upon the following proposal:

      o to refinance the Partnership's existing indebtedness, to pay the remaining balance of $1,970,000 of the Contingent Purchase Price, and to authorize an amendment to the Agreement of Limited Partnership (the "Partnership Agreement") to allow the Partnership to pay to the General Partner or any Affiliate designated by the General Partner a fee for services rendered in connection with any Financing (including the 2005 Refinancing (as defined in the Proxy Statement) and any future Financing) equal to 1.25% of the gross proceeds of any Financing. "Financing" is defined in the Partnership Agreement to mean "any indebtedness incurred by the Partnership encumbering the Properties."

2. To consider and act upon such other matters, if any, as may properly come before the Special Meeting.

Pursuant to a Consulting Agreement, dated February 10, 1986 and entered into at the same time units in the Partnership were offered to the public, as amended and restated January 9, 1998 and as of January 9, 2005, Manufactured Housing Services, Inc. became the Partnership's consultant (the "Consultant"). Acting in such capacity, the Consultant has delivered to the Partnership and General Partner a letter dated July 25, 2005, that states, in relevant part, that, subject to and based upon the matters set forth therein, the Consultant affirmatively recommends that the Partnership enter into the 2005 Refinancing and that the proposed amendment to the Partnership Agreement be adopted.

The General Partner has fixed the close of business on July 31, 2005 as the date for determining the Limited Partners entitled to notice of and to vote at the Special Meeting and any postponements or adjournments thereof.

Each Limited Partner is cordially invited to attend the Special Meeting in person. To ensure your representation at the Special Meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Special Meeting and vote your Partnership units in person, you may revoke your proxy at that time.

Requests for information regarding the attached Proxy Statement can be directed to the General Partner's Investor Relations Department, at 280 Daines Street, Suite 300, Birmingham, Michigan 48009, telephone number (248) 645-9220.



                                /s/ Paul M. Zlotoff
                                ------------------------------------------

                                Paul M. Zlotoff,
                                as President of GP P. I. Associates Corp.,
                                General Partner of P. I. Associates,
                                General Partner of Uniprop Manufactured Housing
                                   Communities Income Fund

                                Birmingham, Michigan [M/D], 2005


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                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE PARTNERSHIP THE EXPENSE AND EFFORT OF ADDITIONAL SOLICITATION. AN ADDRESSED ENVELOPE FOR WHICH NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR UNITS AT THE SPECIAL MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.

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                                      -2-

              UNIPROP MANUFACTURED HOUSING COMMUNITIES INCOME FUND
                         A MICHIGAN LIMITED PARTNERSHIP
            280 DAINES STREET, SUITE 300, BIRMINGHAM, MICHIGAN 48009

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies from the limited partners (the "Limited Partners") of Uniprop Manufactured Housing Communities Income Fund, a Michigan limited partnership (the "Partnership"), by P.I. Associates, the general partner of the Partnership (the "General Partner"), for use at a Special Meeting of the Limited Partners to be held at the offices of the Partnership at 280 Daines Street, Suite 300, Birmingham, Michigan 48009, on [September 2], 2005, at 10:00 a.m., or at any postponement or adjournment thereof. This Proxy Statement and the enclosed Revocable Proxy are first being mailed to the Limited Partners on or about [M/D], 2005. The date of this Proxy Statement is [M/D], 2005.

                        VOTING RIGHTS AND VOTES REQUIRED

VOTING REQUIREMENT

Under the Partnership Agreement, the affirmative vote of Limited Partners holding more than 50% of the outstanding units is necessary for the adoption of the Proposal.

RECORD DATE

The General Partner has fixed 5:00 p.m. (EST), July 31, 2005, as the record date for determining which Limited Partners are entitled to notice of and to vote at the Special Meeting. Each Limited Partner will be entitled to one vote for each unit of the Partnership ("Unit") held of record by the Limited Partner on the record date. As of the close of business on the record date, 30,000 Units were held by the Limited Partners. The presence at the Special Meeting of Limited Partners holding a majority (i.e., 15,001) of the outstanding Units, whether represented in person or by Proxy, will constitute a quorum for the transaction of business. Provided a quorum is present, the affirmative vote of Limited Partners holding more than 15,000 Units will be sufficient for approval of the proposal.

If a quorum is not present at the Special Meeting, the General Partner will vote the returned Proxies, whether or not voted in favor of the proposal, and adjourn the Special Meeting to a time and place to be announced.

VOTING OF PROXIES

At the close of business on July 31, 2005, the record date for the determination of the Limited Partners entitled to notice of and to vote at the Special Meeting, there were issued and outstanding and entitled to vote 30,000 Units.

All proxies will be voted in accordance with Limited Partners' instructions. If a Proxy is returned and no choice is specified in the proxy, the Units will be voted IN FAVOR of the matters set forth in the accompanying Notice of Special Meeting of Limited Partners. The failure by a Limited Partner to vote, in person or by Proxy, on such proposal, or the return of a Proxy by a Limited Partner with directions to abstain with respect to such proposal, will have the effect of a vote AGAINST such proposal. Limited Partners, therefore, are urged to return the Proxy.

"Broker non-votes" are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes are not counted for purposes of determining whether a proposal has been approved. Accordingly, broker non-votes will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the Units voting on the matter.

REVOCATION OF PROXIES

Any proxy may be revoked by a Limited Partner at any time before it is exercised by (i) filing with the General Partner before the Special Meeting an instrument revoking the Proxy before the Proxy is exercised, (ii) duly executing and filing with the General Partner before the Special Meeting a Proxy bearing a later date, or (iii) attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in itself be deemed to revoke a Proxy unless the Limited Partner gives affirmative notice at the Special Meeting that the Limited Partner intends to revoke the proxy and vote in person.

COMPLETED PROXIES

The Proxy accompanies this Proxy Statement. The Proxy should be completed, signed, dated and returned as soon as possible to the General Partner in the enclosed, postage prepaid envelope which is addressed as follows:

                                  Uniprop Inc.
                              c/o Phoenix American
                              2401 Kerner Boulevard
                            San Rafael, CA 94901-5529

Limited Partners may also transmit Proxies via facsimile to the General Partner at (415) 485-4553.

                         PERSONS MAKING THE SOLICITATION

The solicitation will be conducted by the General Partner.

               APPRAISAL RIGHTS AND ACCESS TO PARTNERSHIP RECORDS

Neither the Partnership Agreement nor Michigan law provides any right for Limited Partners to have their respective Units appraised or redeemed in connection with or as a result of the implementation of the proposal. Therefore, while each Limited Partner has the opportunity to make an individual decision on whether or not to vote the proposal, a Limited Partner who votes against the proposal will have no right to have its Units redeemed for cash if the proposal is approved.

Under Michigan law, any Limited Partner is entitled, upon reasonable request and at such Limited Partner's expense, to inspect and copy during the Partnership's normal business hours a list of the names and addresses of the partners of the Partnership. Under the Partnership Agreement, any Limited Partner is entitled
(i) to inspect and examine the Partnership's books and records of account upon reasonable notice (e.g., written or telephone notice received one week in advance of proposed examination) during business hours, and (ii) to receive by mail, upon written request to the Partnership and at such Limited Partner's sole cost and expense, a copy of the list of the names and addresses of the Limited Partners and the number of Units owned by each of them, provided that such request is for a purpose reasonably related to such Limited Partner's interest in the Partnership.

Under the federal proxy rules, a Limited Partner may request that the Partnership provide such Limited Partner with a list of Limited Partners or mail soliciting materials to other Limited Partners. The Partnership may either provide the list or mail the materials. If the Partnership provides such a list, the Limited Partner must undertake that such Limited Partner will not use the list information for any purpose other than to solicit Limited Partners with respect to the subject matter of the meeting. The Limited Partner must also return the list without retaining any copies thereof.

                                     SUMMARY

At the Special Meeting, the Limited Partners will be asked to act upon the following proposal (the "Proposal"):

      o to refinance the Partnership's existing indebtedness, to pay the remaining balance of $1,970,000 of the Contingent Purchase Price, and to authorize the amendment of the Uniprop Manufactured Housing Communities Income Fund Agreement of Limited Partnership dated as of May 16, 1985, as amended by the First Amendment to Uniprop Manufactured Housing Communities Income Fund Agreement of Limited Partnership dated May 16, 1985, executed as of March 4, 1986 and by the Second Amendment to Uniprop Manufactured Housing Communities Income Fund Agreement of Limited Partnership dated as of February 6, 1997. Specifically, the amendment to the Partnership Agreement will allow the Partnership to pay a fee of 1.25% of the gross proceeds of any Financing (including the 2005 Refinancing (as defined below) and any future Financing) to the General Partner or an Affiliate designated by General Partner for its services in arranging the Financing.

"Financing" is defined in the Partnership Agreement to mean "any indebtedness incurred by the Partnership encumbering the Properties." See "The Proposal" section of this Proxy Statement for more detailed information regarding the Proposal.

If the Proposal is adopted and implemented, the Proposal will:

      o authorize the Partnership's refinancing of its existing indebtedness, thereby allowing a non-taxable distribution of approximately $149 per Unit to be made to all Limited Partners, enabling the Partnership, at currently prevailing interest rates, to lower its debt service cost by $896,000 per year during the first two years and by $312,000 per year thereafter during the term of the loan, improving the Partnership's liquidity, and allowing for the payment of the outstanding balance of the Contingent Purchase Price;

      o authorize the payment by the Partnership of a fee equal to 1.25% of the gross proceeds of any Financing (including the 2005 Refinancing and any future Financing) to the General Partner or an Affiliate designated by the General Partner, contrary to the current provisions of the Partnership Agreement, with the result that upon distribution by the Partnership of any excess Financing proceeds, the Limited Partners would receive less money per Unit than they would receive if no fee were paid to the General Partner. For example, under the 2005 Refinancing, the Limited Partners would receive approximately $14.00 per Unit less than they would receive if such fee were not paid to the General Partner or to an Affiliate of the General Partner.

The General Partner is subject to the following conflicts of interest in connection with the Proposal:

      o affiliates of the General Partner would collectively receive $1,970,000 in payment of the outstanding balance of the Contingent Purchase Price sooner than they would if the 2005 Refinancing did not now occur;

      o the General Partner or an Affiliate would receive a fee equal to 1.25% of the gross proceeds of any Financing for services rendered by it in connection with any Financing. The payment of such fee is not currently authorized in the Partnership Agreement; and

      o the General Partner has not retained an unaffiliated representative to act on behalf of the Limited Partners.

See the section of this Proxy Statement entitled "Conflicts of Interest" for a more detailed discussion of these matters.

Pursuant to a Consulting Agreement, dated February 10, 1986 and entered into at the same time the Units were offered to the public, as amended and restated on January 9, 1998 and as of January 9, 2005, Manufactured Housing Services, Inc. became the Partnership's consultant (the "Consultant"). Acting in such capacity, the Consultant has delivered to the Partnership and General Partner a letter dated July 25, 2005 (the "Consultant's Letter"), that states, in relevant part, that, subject to and based upon the matters set forth therein, the Consultant affirmatively recommends that the Partnership enter into the 2005 Refinancing and that the proposed amendment to the Partnership Agreement be adopted.

See  "Consulting   Agreement  and  Statement  of  Positive   Recommendation   of
Consultant" for a more detailed discussion of these matters. A copy of the Consultant's Letter is attached as Exhibit B.

The Partnership Agreement currently authorizes the General Partner to refinance the Partnership's existing indebtedness without the approval of the Limited Partners, provided that pursuant to the Consulting Agreement, the Consultant supports the proposed 2005 Refinancing with its recommendation. The General Partner, without the consent of the Limited Partners or the Consultant, may cause the Partnership to pay the outstanding balance of the Contingent Purchase Price. The General Partner, however, seeks the Limited Partners' approval of both the 2005 Refinancing and payment of the outstanding balance of the Contingent Purchase Price. The Partnership Agreement also currently provides for the payment to the General Partner or its Affiliates of various fees in connection with its management of the business and affairs of the Partnership. The Incentive Management Interest is currently payable to the General Partner in part for services conducted in financing the Properties. The General Partner believes that the payment of a separate financing fee is customary business practice for the services rendered in connection with any Financing and is fair to the Limited Partners.

If the Proposal is not adopted at the Special Meeting, the General Partner will undertake to complete the 2005 Refinancing, will cause the Partnership to pay the Contingent Purchase Price if the 2005 Refinancing is accomplished, but will not receive payment of the proposed financing fee equal to 1.25% of the gross proceeds of the 2005 Refinancing. If the Proposal is not adopted, when the 2005 Refinancing is completed the Limited Partners will receive approximately $14 more per Unit in proceeds from the 2005 Refinancing than they would have received had the Proposal been adopted.

                     AMENDMENT TO THE PARTNERSHIP AGREEMENT

A form of the proposed Third Amendment to Agreement of Limited Partnership (the "Third Amendment") is attached as Exhibit A. The description of the Partnership Agreement and the Third Amendment in this Proxy Statement is qualified in its entirety by the provisions of the Partnership Agreement and the Third Amendment, and the Limited Partners are urged to review carefully such documents with their attorneys, accountants and investment advisers.

                                  THE PROPOSAL

If the Proposal is approved by the affirmative vote of Limited Partners holding more than 15,000 Units, the Partnership would be permitted to refinance the Partnership's existing indebtedness, to pay the balance of the Contingent Purchase Price, and to amend the Partnership Agreement to allow the Partnership to pay the General Partner or an Affiliate designated by the General Partner a fee equal to 1.25% of the gross proceeds of this and any future Financing.

The  following  is a summary of the  Financing  that the General  Partner  seeks
approval  to  undertake  in  the  quarter   ending   December  31,  2005  ("2005
Refinancing").

FINANCING AND MORTGAGING OF THE PARTNERSHIP'S PROPERTIES

In the first quarter of 1986, the Partnership raised $30,000,000 from investors through the sale of Partnership Units. Of those proceeds, after deducting sales commissions, advisory fees and other organizational and offering costs, the Partnership used $26,400,000 to acquire four manufactured housing communities. The Partnership agreed to pay a Contingent Purchase Price to the sellers of these properties (the "Sellers") equal to the difference between the average of two appraisals of the properties prior to the offering of Units and $30,000,000. The difference was an aggregate of $3,470,000. Payment of the Contingent

Purchase Price was contingent on the return of the Limited Partners' invested capital plus a 9% cumulative return (the "Cumulative Return"). Each of the Sellers has since been dissolved and their interests in the Contingent Purchase Price have been assigned to affiliates of the General Partner. The Contingent Purchase Price therefore is to be paid to the General Partner for distribution to those affiliates of the General Partner that are successors to the Sellers.

In 1997 the Partnership borrowed $33,500,000 and secured that borrowing with mortgages on its properties. From the proceeds of that borrowing the Partnership returned the Limited Partners' capital contributions in full and paid in full any remaining shortfall in the Limited Partners' Cumulative Return, as defined in the Partnership Agreement. The successors to the Sellers received $1,500,000 in partial payment of the Contingent Purchase Price.

In investing and managing its assets, the Partnership's primary investment objectives have been: (i) to obtain net cash from operations; (ii) to obtain capital appreciation; and (iii) to preserve capital. Based on the most recent appraisal of its properties, dated March 1, 2005, the properties are estimated to have a fair market value of $64,600,000. For each full fiscal year since the acquisition of the properties, the Partnership has made distributions to the Limited Partners. Neither the General Partner nor the Partnership has experienced any material adverse financial developments to date; however, no assurance can be given that such developments will not occur in the future.

During the second quarter of 2005, the General Partner and its Affiliates began discussions with investment bankers regarding the feasibility of refinancing the indebtedness incurred by the Partnership in 1997. In May, 2005, the General Partner sent a request for proposals to several prospective lenders. The General Partner considered and evaluated the responses it received from the prospective lenders.

Under the proposed 2005 Refinancing, the General Partner expects to borrow $42,000,000 and collateralize the borrowing with mortgages on the Partnership's properties. The Partnership plans to distribute to the Limited Partners approximately $149 per Unit from the net proceeds of the 2005 Refinancing. The anticipated proceeds of the proposed 2005 Refinancing are expected to enable the Partnership to create a cash reserve and discharge its liability to the successors of the Sellers for the Contingent Purchase Price. The Limited Partners would continue to have an investment in the Partnership through their ownership of Units, and the Partnership would continue to hold and manage its properties and would continue to make distributions.

The General Partner plans to enter into the 2005 Refinancing because:

      o it is expected to enable the Partnership, at currently prevailing interest rates, to lower its debt service cost by $896,000 per year during the first two years and by $312,000 per year thereafter during the term of the loan, thereby presenting the opportunity to increase quarterly cash distributions in the future;

      o     it is expected to improve the Partnership's liquidity;

      o it is expected to allow for a non-taxable distribution to the Limited Partners.

In addition, notwithstanding the expected distribution to the Limited Partners, the Partnership will continue to own and operate its properties and expects to be able to increase future cash distributions to the Limited Partners. Limited Partners will continue to have an interest in the Partnership and the appreciation experienced since the initial investments were made.

The General Partner expects the terms of the 2005 Refinancing to be as follows:

USE OF PROCEEDS

Set forth below are estimates of the expected costs associated with the 2005 Refinancing and the expected distribution of the net financing proceeds.

LOAN PROCEEDS                                       $42,000,000*
                                                     -----------
USE OF FUNDS
      Payoff of existing debt                        $30,800,000
      Existing Loan Defeasance                        $1,700,000
      Contingent Purchase Price                       $1,970,000
      Reserve Funds                                   $1,000,000
      Refinance Fee of 1.25%                            $525,000
      Loan/Proxy Costs of 1%                            $420,000
                                                        --------
                               TOTAL USES            $36,415,000

DISTRIBUTABLE FUNDS                                   $5,585,000
                                                      ----------
DISTRIBUTIONS
      Limited Partners receive 80%                    $4,468,000
      General Partner receives 20%                    $1,117,000
                                                      ----------
                               TOTAL                  $5,585,000
DISTRIBUTIONS

Distribution per Limited Partnership Interest            $148.93
Estimated Current Net Asset Value/Unit                   $786.71
Distribution/Net Asset Value                               18.9%

* An independent appraiser has determined that the value of the properties results in a loan-to-value ratio of 70:100.

PAYMENT OF THE CONTINGENT PURCHASE PRICE

In conjunction with the 2005 Refinancing, the successors to the Sellers will be entitled to payment of the remaining amounts of the Contingent Purchase Price payable by the Partnership with respect to each property. Because the financing in 1997 resulted in a complete return of the Limited Partners' capital contributions, and because the Limited Partners have received their Cumulative Return in full, the successors to the Sellers received $1,500,000 in partial payment of the Contingent Purchase Price on or about May 15, 1997. The partial payment made for each property was as follows: Aztec Estates, $594,088; Kings Manor, $228,987; Old Dutch Farms, $195,544; and Park of the 4 Seasons, $481,381. The maximum amounts remaining which could be payable to the successors of the Sellers are as follows: Aztec Estates, $780,235; Kings Manor, $300,737; Old Dutch Farms, $256,815; and Park of the Four Seasons, $632,213. The total of these maximum amounts payable is $1,970,000. The actual amounts to be received, if any, will depend upon the results of the Partnership's operations and the amounts received upon the sale, Financing or other disposition of the Partnership's properties and are not determinable at this time. However, if the 2005 Refinancing is accomplished as planned, the Partnership will pay $1,970,000 to the successors of the Sellers as payment in full of the balance of the Contingent Purchase Price.

CREATION OF A CASH RESERVE

The 2005 Refinancing would enable the Partnership to create a $1,000,000 cash reserve. On average, the Partnership annually pays out approximately $200 per property site for capital expenditures. When divided up among the property sites, the $1,000,000 cash reserve will result in an allocation of approximately $548 per site, thereby covering expected capital expenditures for a two-year period.

ALTERNATIVES TO THE BORROWING

The General Partner considered, as an alternative to the 2005 Refinancing, the sale of the Partnership's assets and the distribution of the net proceeds thereof to the Limited Partners and others, in accordance with the Partnership Agreement.

SALE OF PROPERTIES. In lieu of consummating the 2005 Refinancing, the Partnership could sell its real estate assets, pay off existing liabilities and debts and distribute the net proceeds to the Limited Partners and others in accordance with the terms and conditions of the Partnership Agreement. The Partnership would then be dissolved after the final distribution of net proceeds. The General Partner calculates the estimated net asset value of each Unit by dividing (i) the amount of distributions that would be made to the Limited Partners if the Partnership's properties were sold at their current appraised value, less sales expenses (but without consideration to tax consequences of the sale), by (ii) 30,000. In March 2005, the Partnership's properties were appraised at an aggregate fair market value of $64,600,000, and the estimated net asset value of each Unit was $787. The General Partner estimates that it and its Affiliates would receive a total of $7,996,000 in fees and distributions if the Partnership were to sell its properties.

The primary advantage of this alternative strategy would be that it allows for a final liquidation of the Limited Partners' investment in the Partnership. Following the liquidation, the Limited Partners would be at liberty to use the funds received for investment, business, personal or other purposes. The attractiveness of this alternative depends in large part on whether the Partnership will be able to realize on the sale of its properties the aggregate amount at which the properties were most recently appraised. Another factor to consider is whether the continued holding of the investment by the Limited Partners is likely to yield a greater return than may be available through other investment vehicles.

A primary disadvantage of this alternative strategy is that it would result in taxable income to a Limited Partner to the extent of the sum of (i) the Limited Partner's share of Partnership taxable income from the Partnership's sale of its properties and (ii) the excess of (A) the amount distributed to the Limited Partner in the liquidation over (B) the Limited Partner's tax basis in its Units (as increased by the Limited Partner's share of Partnership taxable income). The 2005 Refinancing should allow for cash distributions to the Limited Partners without the Limited Partners' having any current taxable income from such distribution. The General Partner therefore believes the 2005 Refinancing is a better alternative.

The manufactured housing industry has historically enjoyed considerable success, which the General Partner believes has enhanced the value of the properties owned by the Partnership. The 2005 Refinancing permits the Partnership to continue its operations, thus enabling the Partnership to benefit from potential future increases in the value of the properties and from the revenues they may generate.

The General Partner believes that the 2005 Refinancing is more advantageous to the Limited Partners than selling the assets of the Partnership and distributing the proceeds.

AMENDMENT TO THE PARTNERSHIP AGREEMENT

The Proposal also provides for the amendment of the Partnership Agreement to allow the Partnership to pay a separate fee to the General Partner equal to 1.25% of the gross proceeds of any future Financing by the Partnership (including the 2005 Refinancing). Assuming the Partnership borrows $42,000,000 in the 2005 Refinancing as it expects, the General Partner would be entitled to a fee of $525,000. The fee would be payable to the General Partner or an Affiliate designated by the General Partner upon the closing of the 2005 Refinancing for services relating to the investigation, analysis and negotiation of the terms and conditions of the Financing.

The Partnership Agreement currently provides for the payment to the General Partner or its Affiliates of various fees in connection with its management of the business and affairs of the Partnership. The Incentive Management Interest is currently payable to the General Partner in part for services in financing properties. The General Partner believes that the Proposal will allow for the payment of a separate financing fee that is customary in business practice for the services rendered in connection with any Financing and is fair to the Limited Partners. However, the Partnership Agreement does not provide for the payment to the General Partner or an Affiliate of the General Partner of a separate finance fee in connection with any mortgaging of the Partnership's properties. Thus, before a fee may be paid to the General Partner or an Affiliate designated by the General Partner, the Partnership Agreement must be amended to specifically authorize such payment.

Any fee not authorized to be paid to the General Partner would otherwise be available to the Limited Partners as a distribution of the proceeds of the borrowing.

See "Conflicts of Interest" and "Material Differences and Risk Factors" for additional information regarding the risks related to this Proposal.

If the Proposal is not adopted at the Special Meeting, the General Partner will undertake to complete the 2005 Refinancing and pay the Contingent Purchase Price, but will not receive payment of the proposed financing fee equal to 1.25% of the gross proceeds of the 2005 Refinancing. If the Proposal is not adopted, and if the 2005 Refinancing is completed, the Limited Partners will receive approximately $14 more per Unit in proceeds from the 2005 Refinancing than they would have received had the Proposal been adopted.

                        FEDERAL INCOME TAX CONSIDERATIONS

THIS SUMMARY WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. IT IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CAN NOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER. THE TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The following discussion summarizes the material aspects of the Federal income taxation of the Limited Partners that should be considered by the Limited Partners in connection with the 2005 Refinancing. It is not intended as personal tax advice, but merely as an aid to the Limited Partners in understanding certain tax consequences of the 2005 Refinancing. The discussion is based on current law, which is subject to change (possibly with retroactive effect), and does not consider state, local and foreign income tax aspects of the 2005 Refinancing.

The Federal income tax consequences to the Limited Partners from the 2005 Refinancing cannot be predicted with absolute certainty. No assurance can be given that the law will not be changed by Congress, or the interpretation thereof will not be changed by the courts, or that the Internal Revenue Service will not alter its present views with regard to any of the matters discussed herein, nor can any assurance be given that the Internal Revenue Service will not audit or question the treatment of any item discussed herein.

The Partnership has not requested and has no intention of requesting a ruling from the Internal Revenue Service on any of the tax matters discussed herein. It must be recognized that the following discussion represents merely the views of the General Partner as to the Federal income tax consequences of the 2005 Refinancing under existing law and can in no way be taken as an assurance that the Internal Revenue Service will agree with these views.

A LIMITED PARTNER SHOULD CONSULT AND MUST RELY UPON HIS OWN TAX ADVISOR IN ORDER TO UNDERSTAND FULLY THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND ESTATE AND GIFT TAX CONSEQUENCES OF THE 2005 REFINANCING.

DISTRIBUTIONS

A cash distribution to a Limited Partner pursuant to the 2005 Refinancing will be taxable if, and to the extent that, it exceeds the Limited Partner's tax basis in its Units immediately before the distribution.

A Limited  Partner's tax basis will  generally  equal the cash paid for the Unit

($1,000 in the case of each initial Unit purchased directly from the Partnership in the 1985 -1986 public offering), plus the adjusted basis of any property contributed by the Limited Partner to the Partnership, plus Partnership taxable income and gain and tax-exempt income allocated to the Limited Partner, minus Partnership distributions of cash to the Limited Partner, minus the adjusted basis of any property distributed by the Partnership to the Limited Partner, and minus Partnership losses and deductions and nondeductible Partnership expenses not properly chargeable to capital account that are allocated to the Limited Partner. Any increase in the Limited Partner's share of the liabilities of the Partnership, or any increase in the Limited Partner's individual liabilities by reason of the assumption by such Limited Partner of Partnership liabilities, will be considered as a contribution of money by such Limited Partner to the Partnership, thereby increasing the Limited Partner's tax basis in its Units. Conversely, any decrease in a Limited Partner's share of the liabilities of the Partnership, or any decrease in the Limited Partner's individual liabilities by reason of the assumption by the Partnership of such individual liabilities, will be considered as a distribution of money to the Limited Partner by the Partnership, thereby decreasing the Limited Partner's tax basis in its Units. A Limited Partner's share of a Partnership nonrecourse liability (i.e., a Partnership liability for which no Partner or related person bears the economic risk of loss) will generally equal the sum of the Limited Partner's share of minimum gain and the Limited Partner's share of any excess nonrecourse liabilities (which are allocated in accordance with the Partners' interests in profits).

If the 2005 Refinancing is accomplished, a Limited Partner's pre-distribution tax basis in its Units will include the Limited Partner's share of the 2005 Refinancing, and the cash distribution to the Limited Partner as proposed to be made following the 2005 Refinancing should not exceed the Limited Partner's tax basis in its Units.

Since any decrease in a Limited Partner's share of the 2005 Refinancing is treated as a distribution of money to the Limited Partner by the Partnership, it is possible that as the 2005 Refinancing is paid down, a Limited Partner may have capital gain in an amount equal to the excess of such decrease in the Limited Partner's share of the 2005 Refinancing over the Limited Partner's tax basis in its Units.

ALLOCATIONS

Allocations of Partnership income, gain, loss and deduction will be respected by the Internal Revenue Service only if they comport with a Partner's interest in the Partnership or have economic effect that is substantial. Generally, an allocation will have economic effect only if the partnership agreement provides that: (1) the partners' capital accounts are determined and maintained throughout the full term of the partnership in accordance with the capital account rules provided in Regulations Section 1.704-1(b)(2)(iv); (2) liquidation proceeds are required to be distributed in accordance with the partners' positive capital account balances; and (3) either the partners are unconditionally obligated, following liquidation of their partnership interests, to restore any deficit balances in their capital accounts to the partnership, or the partnership agreement contains a "qualified income offset" provision as set forth in Regulation Section 1.704-1(b)(2)(ii)(d) and does not allow partners to be allocated losses for which they are not economically at risk by having a sufficient capital account balance. Under the Partnership Agreement, as amended, the Partnership's allocations, other than non-recourse deductions, should satisfy this economic effect test.

By definition, losses and deductions that are attributable to a non-recourse liability of a partnership (i.e., "non-recourse deductions"), cannot have economic effect since the economic risk is borne by the non-recourse lender. The lender, not the Partners, will suffer the economic loss if the Partnership does not have sufficient assets to repay its non-recourse obligations. Because the lender has the economic risk related to the Partnership's non-recourse deductions, the nonrecourse deductions may be allocated by the Partnership Agreement in a manner that reduces a Partner's capital account below zero, even if the Partner has no deficit restoration obligation.

Non-recourse deductions must be allocated according to the Partners' interests in the Partnership. Allocations of non-recourse deductions will be respected by the Internal Revenue Service as being in accordance with the Partners' interests in the Partnership if the following requirements are met:

1.    The economic effect test described above must be satisfied;

2. The allocation of non-recourse deductions must be reasonably consistent with allocations of some other significant partnership item that have substantial economic effect and relate to the property securing the non-recourse debt;

3. The partnership agreement must contain a "minimum gain chargeback" provision;

4. All other material allocations and capital account adjustments under the partnership agreement must satisfy either the economic effect test described above or the partners' interests in the partnership rule.

Under the Partnership Agreement, allocations of non-recourse deductions (i.e. the deductions attributable to the 2005 Refinancing) are to be made twenty percent (20%) to the General Partner and eighty percent (80%) to the Limited Partners in proportion to their Units. Such allocations should be respected by the IRS as being in accordance with the Partners' interests in the Partnership under the rules described above.

The key to the treatment of deductions and distributions related to nonrecourse liabilities is the concept of partnership minimum gain. Partnership minimum gain represents the gain that a partnership would realize if the property securing a nonrecourse partnership liability were disposed of for no consideration other than relief from the liability. This potential partnership minimum gain is the reason why the Limited Partners may receive deductions and distributions related to nonrecourse liabilities that cause them to have deficit capital account balances. Partnership minimum gain will eventually be allocated to the Partners who received deductions and distributions related to the nonrecourse liabilities. Under the Partnership Agreement and Regulation Section 1.704-2(g)(1), each Partner will have a minimum gain allocation (i.e., a share of Partnership minimum gain (including items of gross income) at the end of each Partnership tax year equal to:

1. The sum of all nonrecourse deductions allocated to the Partner up to that time and distributions made to the Partner up to that time of proceeds of a nonrecourse liability allocable to an increase in Partnership minimum gain; minus

2. The sum of the Partner's aggregate share of the net decreases in Partnership minimum gain plus the aggregate share of decreases resulting from revaluations of Partnership property subject to one or more

      Partnership nonrecourse liabilities.

Partnership minimum gain will result from financings of nonrecourse debt that cause the principal balance of the debt to exceed the tax basis of the property securing such debt. Distributions to a partner of proceeds allocable to such nonrecourse liabilities increase the partner's share of partnership minimum gain accordingly. This increased share of minimum gain is subject to chargeback when the partnership's minimum gain decreases because all or a portion of the property securing the nonrecourse debt is sold or all or a portion of the nonrecourse debt is repaid. Any reasonable method may be used to determine whether a distribution is allocable to nonrecourse debt proceeds, including the debt tracing rules under Code Section 163 for allocating interest expense. Under Regulation Section 1.704-2(h)(3), a partnership may treat any distribution to a partner of the proceeds of a nonrecourse liability (that would otherwise be allocable to an increase in partnership minimum gain) as a distribution that is not allocable to an increase in partnership minimum gain to the extent the distribution does not cause or increase a deficit balance in the partner's capital account that exceeds the amount the partner is otherwise obligated to restore (within the meaning of Regulations Section 1.704-1(b)(2)(ii)(c)) as of the end of the partnership taxable year in which the distribution occurs. Under the Partnership Agreement, the proceeds of the 2005 Refinancing will be allocable to an increase in partnership minimum gain only to the extent the distribution would cause or increase a deficit balance in a Partner's capital account that exceeds the amount the Partner is otherwise obligated to restore as of the end of the Partnership taxable year in which the distribution occurs.

Accordingly, the minimum gain chargeback rule discussed above should not cause a Partner to have any income from the 2005 Refinancing until such time as all or a portion of the property securing the 2005 Refinancing is sold or otherwise disposed of or all or a portion of the 2005 Refinancing is repaid.

DEPRECIATION RECAPTURE

The Partnership Agreement also allocates recapture income under Code Section 1245 or 1250 to the Partners who were allocated depreciation deductions prior to the Second Amendment to the Partnership Agreement that gave rise to such recapture income. This allocation of recapture income is intended to minimize the risk that the Partners who receive the 2005 Refinancing distribution will be treated as having exchanged their share of unrealized receivables (including depreciation recapture) for such 2005 Refinancing distribution in a transaction that would cause them to have ordinary income in the year of the 2005 Refinancing distribution. Instead, it is intended that such ordinary income will be deferred until the year in which the recapture income is recognized or is otherwise treated as recognized under the Partnership Agreement.

FINANCE FEE

The proposed amendment to the Partnership Agreement authorizes the Partnership to pay out a fee equal to 1.25% of the gross proceeds of the 2005 Refinancing to an affiliate of the General Partner for its services in arranging the financing. Such finance fee will be amortized by the Partnership over the term of the 2005 Refinancing.

DEDUCTIBILITY OF INTEREST

The 2005 Refinancing will subject the Partnership to interest expense, which will be allocated to the General Partner and the Limited Partners. Generally, the deductibility by the General Partner and the Limited Partners of the related interest expense depends in part upon each Partner's use of the 2005 Refinancing proceeds. Thus, a noncorporate Limited Partner who receives a distribution of the 2005 Refinancing proceeds and uses such proceeds for a personal expenditure would treat the interest on that portion of the distributed 2005 Refinancing proceeds as nondeductible personal interest. If the Limited Partner's share of the interest expense on all of the distributed 2005 Refinancing proceeds exceeds the interest expense on the portion of 2005 Refinancing proceeds actually distributed to that Limited Partner, the excess interest expense is allocated by the Partnership under any reasonable method.

If a noncorporate Limited Partner were instead to use the distributed 2005 Refinancing proceeds to make an investment, interest on that portion of the distributed 2005 Refinancing proceeds would be treated as investment interest expense of the Limited Partner deductible by the Limited Partner to the extent it did not exceed the Limited Partner's net investment income for the year. If the noncorporate Limited Partner were instead to use such 2005 Refinancing proceeds to make a passive activity expenditure, interest on that portion of the distributed 2005 Refinancing proceeds would be treated as a passive activity expense to the Limited Partner that could not be deducted in excess of the net income from such passive activities.

The different categories of expenditures to which interest expense can be allocated include:

1.    trade or business expenditures (which generally are deductible),

2. passive activity expenditures (deductions with respect to which may be limited),

3.    investment expenditures (deductions with respect to which may be limited),

4.    nondeductible personal expenditures, and

5.    portfolio expenditures (deductions with respect to which may be limited).

Whether the interest expense that is allocated to a Limited Partner with respect to the 2005 Refinancing will be deductible by the Limited Partner will depend, in part, upon the particular category of expenditures with respect to which the Limited Partner uses the 2005 Refinancing proceeds distributed to the Limited Partner.

                    SPECIAL FEDERAL INCOME TAX CONSIDERATIONS
                             FOR TAX-EXEMPT ENTITIES

Tax-exempt organizations, including Individual Retirement Accounts ("IRAs"), are generally exempt from Federal income taxation but are subject to taxation on their "unrelated business taxable income" as defined in Section 512 of the Code and may be required to file Federal income tax returns for any taxable year in which they have gross unrelated business income (whether or not any tax is due). The term "unrelated business taxable income" does not in general include real property rents not dependent upon income or profits (other than a fixed percentage of receipts or sales), gain from the sale of property other than inventory or property held primarily for sale to customers in the ordinary course of business, interest, dividends and certain other types of passive investment income, except as described below with respect to income derived from "debt-financed property."

The unrelated business income tax is imposed directly on, and is paid out of the assets of, the IRA or other tax-exempt organization. The rate of tax depends upon the type of organization. Generally employee trusts are subject to tax at the rates applicable to estates and trusts. The alternative minimum tax may also apply with respect to items of tax preference that enter into the calculation of unrelated business taxable income. In addition to possible Federal income taxation, unrelated business income might also be subject to state and local income taxation, which would differ in method of computation and amount from the Federal tax.

The Partnership derives all but a minor portion of its income from real property rents and gains from the sale of real property investments. Though generally excluded from unrelated business taxable income, these types of income are includable if the property producing such income is "debt-financed property." "Debt-financed property" is property held to produce income and with respect to which there is "acquisition indebtedness" at any time during the year. "Acquisition indebtedness" is indebtedness incurred by a tax-exempt organization directly or through a partnership: (i) in acquiring or improving a property;
(ii) prior to acquiring or improving a property if the indebtedness would not have been incurred but for such acquisition or improvement; or (iii) after acquiring or improving a property if the indebtedness would not have been incurred but for such acquisition or improvement and the incurrence was reasonably foreseeable at the time of the acquisition or improvement.

It is likely that some portion of the 2005 Refinancing may be considered to have been "reasonably foreseeable" at the time the Partnership acquired its assets and, therefore, be considered acquisition indebtedness making some portion of its property "debt-financed property."

A portion of the income and gain from such "debt-financed property" will be includable in the income of the employee trust, IRA or other tax-exempt organization. Generally, this portion will be equal to the organization's allocable share of the Partnership's debt-financed income and gain multiplied by a fraction, the numerator of which is the organization's allocable share of the Partnership's average "acquisition indebtedness" for the taxable year and the denominator of which is the organization's allocable share of the average adjusted basis of the Partnership's property during the tax year.

                            CONSULTING AGREEMENT AND
               STATEMENT OF POSITIVE RECOMMENDATION OF CONSULTANT

At the time of the initial public offering of the Units, the Partnership and the General Partner entered into a Consulting Agreement dated February 10, 1986 with Hutton Manufactured Housing Services, Inc, whose successor is the Consultant. The Consulting Agreement was amended and restated on January 9, 1998 and as of January 9, 2005. Pursuant to the Consulting Agreement, the Partnership is required to consult with the Consultant and obtain its written affirmative recommendation with respect to the terms of certain transactions, including any proposed Financing and any proposed amendment to the Partnership Agreement.

An affiliate of the Consultant is the holder of an indirect limited partnership interest of approximately one and one-half percent (1.5%) in the General Partner and, accordingly, may indirectly benefit from the transactions described in the Proxy Statement (including, without limitation, from the various amounts to be paid to the General Partner).

The Partnership Agreement provides that, unless approved by a majority in interest of the Limited Partners, the General Partner will not take any action contrary to the recommendation of the Consultant with respect to any matter where such recommendation is required.

The Consultant's Letter to the General Partner and the Partnership is attached hereto as Exhibit B and is incorporated herein by reference. The Consultant's Letter states, in relevant part, that, subject to and based upon the matters set forth therein, the Consultant affirmatively recommends that the Partnership enter into the 2005 Refinancing and that the proposed amendment to the Partnership Agreement be adopted.

The Consultant's Letter sets forth the procedures followed, the assumptions made, the matters considered and the limits of the Consultant's review. Limited Partners are urged to read the Consultant's Letter carefully and in its entirety. In rendering the Consultant's Letter, the Consultant relied on the accuracy and completeness of all financial and other information that was publicly available or furnished to it by the General Partner. The Consultant assumed, with the General Partner's consent on behalf of the Partnership, that the financial forecasts and projections and other assumptions provided to it by agents of the General Partner were prepared in good faith and on bases that reflect the best currently available judgments and estimates as to the effects of the Proposal on the Partnership.

The Consultant was asked only to consider the Proposal as described in this Proxy Statement. The Consultant was not asked to, and did not, participate in the General Partner's decision to undertake (or in the structuring of) the Proposal described herein. The Consultant was not asked to solicit alternate transactions to the Proposal described herein. The Consultant's Letter constitutes a subjective business judgment based upon and subject to the matters set forth therein and does not constitute an opinion as to the fairness, from a financial point of view or otherwise, of the matters contemplated by the Proposal.

The Consultant's Letter is necessarily based upon financial and economic data existing as of the date thereof. The Consultant did not make an independent appraisal of the Partnership's assets and was not asked to do so. The Consultant does not have a duty to update (and does not intend to update) the Consultant's Letter to reflect facts arising or information learned by the Consultant after the date thereof. Limited Partners are urged not to place undue reliance upon the Consultant's Letter, which was rendered pursuant to a contractual relationship as opposed to the General Partner's advice rendered in discharging its fiduciary duties.

                           POSITION OF GENERAL PARTNER

The General Partner has proposed the 2005 Refinancing because it allows a non-taxable distribution of approximately $149 per Unit to be made to all Limited Partners, enables the Partnership, at currently prevailing interest rates, to lower its debt service cost by $896,000 per year during the first two years and by $312,000 per year thereafter during the term of the loan, improves the Partnership's liquidity, and allows for the payment of the outstanding balance of the Contingent Purchase Price. It is the General Partner's position that even if the Proposal is not adopted by the Limited Partners it will, with the recommendation of the Consultant, nonetheless enter into the 2005 Refinancing and pay the outstanding balance of the Contingent Purchase Price. The General Partner also has proposed the amendment to the Partnership Agreement because it believes that the proposed fee is customary in business practice for the services rendered or to be rendered in connection with any Financing and is fair to the Limited Partners.

                              CONFLICTS OF INTEREST

The General Partner is accountable to the Partnership as a fiduciary and consequently must exercise good faith and integrity in handling Partnership affairs. The General Partner has conflicts of interest in recommending the approval of the Proposal, since it or an Affiliate it designates would receive a fee not previously contemplated upon the consummation of any Financing and because certain affiliates of the General Partner would receive payment of the outstanding balance of the Contingent Purchase Price. The General Partner has not retained an unaffiliated representative to act on behalf of the Limited Partners.

FIDUCIARY DUTIES OF GENERAL PARTNER

The General Partner owes fiduciary duties to the Partnership that go beyond the specific duties and obligations imposed upon it under the Partnership Agreement. The General Partner in handling the affairs of the Partnership is expected to exercise good faith, to use care and prudence, and to act with an undivided duty of loyalty to the Limited Partners. Under these fiduciary duties, the General Partner is obligated to ensure that the Partnership is treated fairly and equitably in transactions with third parties, especially where consummation of such transactions may result in the interests of the General Partner being opposed to, or not totally consistent with, the interests of the Limited Partners.

SUBSTANTIAL BENEFITS TO GENERAL PARTNER AND AFFILIATES

The General Partner and Affiliates would realize substantial economic benefits if the Proposal were implemented. Because the General Partner and Affiliates have a financial interest in the consummation of the Proposal, there is an inherent conflict of interest in their structuring the Proposal. The Proposal may have been structured differently by persons having no financial interest in the implementation of the Proposal, or may not have been advanced at all.

LACK OF INDEPENDENT REPRESENTATION

The  General  Partner  has  not  retained  an  independent   representative   or
representatives to act on behalf of the Limited Partners in drafting or considering the Proposal. No group of Limited Partners was empowered to negotiate the Proposal or to determine what procedures should be in place to safeguard the rights and interests of the Limited Partners. On the contrary, the General Partner and its Affiliates have been the parties responsible for the Proposal. If an independent representative or representatives had been retained for the Partnership, the terms of the Proposal might have been different or not made at all.

The General Partner did not believe it was necessary to engage an independent representative to represent the interests of Limited Partners to structure a Proposal fair to Limited Partners. The General Partner, prior to determining the structure of the Proposal, consulted with a number of investment bankers, financial consultants and experts, and legal counsel. These deliberations were critical to the structuring of the Proposal and, though the advice and counsel of such advisors, experts and consultants were not binding upon the General Partner, did affect the manner in which the Proposal was structured.

Furthermore, pursuant to the Consulting Agreement, the Partnership is required to consult with the Consultant and obtain its written affirmative recommendation with respect to any proposed amendments to the Partnership Agreement. The Consultant has advised the Partnership and the General Partner that, subject to and based upon the matters set forth in its July 25, 2005 letter, the Consultant recommends FOR the 2005 Refinancing and the proposed amendment to the Partnership Agreement as more fully described elsewhere in the Proxy Statement. See "Consulting Agreement and Statement of Positive Recommendation of Consultant."

CONSEQUENCES IF THE PROPOSAL IS NOT ADOPTED

If the Proposal is not adopted at the Special Meeting, the General Partner will undertake to complete the 2005 Refinancing and to pay the Contingent Purchase Price, but will not receive payment of the proposed financing fee equal to 1.25% of the gross proceeds of the 2005 Refinancing. If the Proposal is not adopted, and if the 2005 Refinancing is completed, the Limited Partners will receive approximately $14 more per Unit in proceeds from the 2005 Refinancing than they would have received had the Proposal been adopted.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Partnership is a limited partnership duly formed pursuant to the Uniform Limited Partnership Act, as amended, of the State of Michigan. The General Partner is vested with full authority as to the general management and supervision  of the business and other  affairs of the  Partnership,  subject to certain constraints in the Partnership Agreement and in the Consulting Agreement. Limited Partners have no right to participate in the management of the Partnership and have voting privileges only on certain matters of fundamental significance. No person owns of record or beneficially more than five percent of the Units.

The Partnership, as an entity, does not have any officers or directors. The General Partner of the Partnership is P.I. Associates. P.I. Associates is a Michigan limited partnership, and its sole general partner is GP P.I. Associates Corp. The sole shareholder of GP P.I. Associates Corp. is Paul M. Zlotoff.

Paul M. Zlotoff, 56, is and has been the sole shareholder GP P.I. Associates Corp. since its formation. Mr. Zlotoff became the Chairman and Chief Executive Officer of Uniprop, Inc. in May, 1986 and has been its President since 1979. He has also been an individual general partner of Genesis Associates, the general partner of Uniprop Manufactured Housing Communities Income Fund II, a limited partnership that owns and operates nine manufactured home communities. Mr. Zlotoff currently acts, and in the past has acted, as the general partner for various other limited partnerships owning manufactured home communities and some commercial properties.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following discussion describes all of the types of compensation, fees or other distributions paid by the Partnership or others to the General Partner or its Affiliates from the operations of the Partnership during the last fiscal year, as well as certain of such items that may be payable during the 2005 fiscal year. Certain of the following arrangements for compensation and fees were not determined by arm's length negotiations between the General Partner, its Affiliates and the Partnership.

In conjunction with the proposed 2005 Refinancing, the successors to the Sellers will be entitled to payment of the remaining amounts of the Contingent Purchase Price payable by the Partnership with respect to each property. Each of the Sellers was dissolved and liquidated and their interests in a Contingent Purchase Price were assigned to certain partners of the General Partner, and Paul M. Zlotoff has an interest in the successors to the Sellers of all the Properties acquired by the Partnership and is entitled to share in the Contingent Purchase Price with respect to each Property. The Contingent Purchase Price for each Property was determined by reference to the average of two independent real estate appraisals that were obtained by the General Partner. Such appraisals are only estimates of value and are not necessarily indicative of the actual real estate value. Pursuant to the offering documents, each successor to the Sellers becomes entitled to any unpaid Contingent Purchase Price upon the sale, financing or other disposition of one or more Properties, but only after the receipt by each Limited Partner of any shortfall in its 9% Cumulative Return plus the return of its adjusted capital contribution. Because the prior 1997 financing resulted in a complete return of the Limited Partners' capital contributions, and because the Limited Partners have received their Cumulative Return in full, the successors to the Sellers received $1,500,000 in partial payment of the Contingent Purchase Price on or about May 15, 1997. The partial payment made for each property was as follows: Aztec Estates, $594,088; Kings Manor, $228,987; Old Dutch Farms, $195,544; and Park of the 4 Seasons, $481,381. The maximum amounts remaining which could be payable to the successors of the Sellers are as follows: Aztec Estates, $780,235; Kings Manor, $300,737; Old Dutch Farms, $256,815; and Park of the Four Seasons, $632,213. The total of these maximum amounts payable is $1,970,000. The actual amounts to be received, if any, will depend upon the results of the Partnership's operations and the amounts received upon the sale, Financing or other disposition of the Partnership's properties and are not determinable at this time. However, if the 2005 Refinancing is accomplished as planned, the Partnership will pay $1,970,000 to the successors of the Sellers as payment in full of the balance of the Contingent Purchase Price.

Uniprop AM, LLC, an Affiliate of the General Partner, received and will receive property management fees for each property of the Partnership managed by it. Uniprop AM, LLC is primarily responsible for the day-to-day management of the properties and for the payment of the costs of operating each property out of the rental income collected. The property management fees are equal to the lesser of 5% of the annual gross receipts from the properties managed by Uniprop AM, LLC, or the amount that would be payable to an unaffiliated third party for comparable services. During the last fiscal year, Uniprop AM, LLC received property management fees from the Partnership totaling $421,356.

The Proposal allows for a payment to an Affiliate of the General Partner of a finance fee equal to 1.25% of the amount borrowed in the 2005 Refinancing.

In addition, certain employees of the Partnership are also employees of the General Partner. During the last fiscal year, these employees received $116,323 for performing on-site property management, data processing and investor relations services for the Partnership. The actual amounts to be received during the 2005 fiscal year will depend upon the results of the Partnership's operations.

                               CURRENT LITIGATION

A group of current residents of a Property owned by the Partnership, on March 4, 2005 filed a class action lawsuit in the Circuit Court of Oakland County against the Partnership and its General Partner alleging that the Old Dutch Farms community did not honor its obligations with respect to operating various aspects of the community. The complaint seeks damages, costs and injunctive relief. The Partnership denies any wrongdoing and is vigorously defending against this claim. The amount of potential liability, if any, is indeterminable at this time.

                                 OTHER MATTERS

The only matter that the General Partner intends to present at the Special Meeting is set forth in this Proxy Statement, and the General Partner knows of no other matters that will be brought before the Limited Partners at the Special Meeting. However, if any other matters are properly presented at the Special Meeting, the General Partner will vote the Proxies on such matters in accordance with its best judgment.

                            EXPENSES OF SOLICITATION

All costs of solicitation of proxies will be borne by the Partnership. Proxies may be solicited by mail, telephone or telegraph by the General Partner and its regular employees and Affiliates, none of whom will receive any additional compensation for his or her services. The General Partner will request brokers, nominees, and other fiduciaries and custodians who hold Units in their names to furnish this Proxy Statement and any accompanying materials to the beneficial owners of such Units. The Partnership will reimburse such persons, if requested, for their reasonable fees and expenses incurred in completing the mailing of such material to the beneficial owners. If appropriate, the Partnership may retain the services of an independent proxy solicitor or other professionals, with an estimated cost of $20,000, plus expenses, to assist in the solicitation of proxies.

                             ADDITIONAL INFORMATION

The Partnership's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (without exhibits), and the Partnership's Quarterly Report on Form 10-Q for the quarters ended March 31, 2005 and June 30, 2005, as filed with the Securities and Exchange Commission will be provided free of charge upon written or oral request made to:

                                  Uniprop, Inc.
                              c/o Phoenix American

                              2401 Kerner Boulevard
                        San Rafael, California 94901-5529
                          Telephone no. (800) 541-7767.

These documents may also be viewed free of charge on-line at www.uniprop.com or at www.sec.gov.


Any questions about this proxy statement or the Proposal should be directed to the General Partner's Investor Relations Department at:

                          280 Daines Street, Suite 300,
                          Birmingham, Michigan 48009
                          Telephone no: (248) 645-9220


                            UNIPROP MANUFACTURED HOUSING COMMUNITIES INCOME FUND

                                    By: P.I. Associates, General Partner



                                    By: /s/ Paul M. Zlotoff
                                        ------------------------------------
                                        By:  GP P.I. Associates Corp.
                                        Paul M. Zlotoff, Sole Shareholder

                                 REVOCABLE PROXY

              UNIPROP MANUFACTURED HOUSING COMMUNITIES INCOME FUND

                  ---------------------------------------------

                       SPECIAL MEETING OF LIMITED PARTNERS

                                [September 2], 2005

                  ---------------------------------------------

      The undersigned hereby appoints P.I. Associates (the "General Partner"), the general partner of Uniprop Manufactured Housing Communities Income Fund (the "Partnership"), with full powers of substitution to act as attorney and proxy for the undersigned, to vote all units of limited partnership interest of the Partnership ("Units") which the undersigned is entitled to vote upon the following matters as described in the Proxy Statement at the Special Meeting of Limited Partners ("Special Meeting"), to be held at the office of the Partnership, 280 Daines Street, Birmingham, Michigan 48009, on [September 2, 2005, at 10:00 a.m., and at any and all adjournments thereof.

      The Units represented by this proxy will be voted as instructed.

                                                     FOR    AGAINST    ABSTAIN
                                                     ---    -------    -------

The approval of the following proposal and amendment to the Partnership's Agreement of Limited Partnership (as previously amended, the "Partnership Agreement") necessary to effect it:

To   refinance   the   Partnership's    existing     [  ]     [  ]       [  ]
indebtedness,  to pay the  remaining  balance of
$1,970,000  of the  Contingent  Purchase  Price,
and   to   authorize   an   amendment   to   the
Partnership  Agreement to allow the  Partnership
to pay to the General  Partner or any  Affiliate
designated  by the  General  Partner  a fee  for
services   rendered  in   connection   with  any
Financing (including the 2005 Refinancing (as defined in the Proxy Statement) and any future
Financing) equal to 1.25% of the gross proceeds of any Financing.

--------------------------------------------------------------------------------

THE GENERAL PARTNER RECOMMENDS A VOTE "FOR" THE PROPOSAL. THE EFFECTIVENESS OF THE PROPOSAL IN ITS ENTIRETY, AS FULLY EXPLAINED IN THE PROXY STATEMENT, IS CONDITIONED ON ITS APPROVAL.

                 THIS PROXY IS SOLICITED BY THE GENERAL PARTNER

--------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING OR ANY ADJOURNMENT THEREOF, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE GENERAL PARTNER KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS TO VOTE WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING.


--------------------------------------------------------------------------------

      Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the General Partner AT THE SPECIAL MEETING of the undersigned's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

      The undersigned acknowledges receipt from the General Partner prior to the execution of this Proxy of a Notice of the Special Meeting and a Proxy Statement dated [ ], 2005.


Dated:______________________________




________________________________         _______________________________
SIGNATURE OF LIMITED PARTNER             PRINT NAME OF LIMITED PARTNER



_______________________________          _______________________________
SIGNATURE OF LIMITED PARTNER             PRINT NAME OF LIMITED PARTNER


Please sign exactly as your name appears below. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If units are held jointly, each holder should sign.


--------------------------------------------------------------------------------
         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                    ENCLOSED POSTAGE-PAID BUSINESS ENVELOPE.
--------------------------------------------------------------------------------

                                                                       Exhibit A
                                    FORM OF
              UNIPROP MANUFACTURED HOUSING COMMJUNITIES INCOME FUND
                               THIRD AMENDMENT TO
                        AGREEMENT OF LIMITED PARTNERSHIP



Agreement dated as of the ___ day of _____, 2005 by and among Uniprop Manufactured Housing Communities Income Fund, a Michigan limited partnership (the "Partnership'"), P.I. Associates, the General Partner of the Partnership (the "Gen eral Partner"), and those persons identified on Schedule 1 attached hereto as Limited Partners.

WHEREAS, the General Partner formed the Partnership by filing a Certificate of Limited Partnership with the Secretary of State of Michigan on May 16, 1985 and by entering into an Agreement of Limited Partnership dated as of May 16, 1985, as amended by the First Amendment to Uniprop Manufactured Housing Communities Income Fund Agreement of Limited Partnership dated May 16, 1985, executed as of March 4, 1986 and by the Second Amendment to Uniprop Manufactured Housing Communities Income Fund Agreement of Limited Partnership dated as of February 6, 1997 ("Agreement"), and wishes to continue the Partnership under this Third Amendment to Agreement of Limited Partnership and the provisions of the Michigan Revised Uniform Limited Partnership Act;

WHEREAS, the General Partner wishes to amend the Agreement in anticipation of causing the Partnership to enter into a Financing;

WHEREAS, the General Partner wishes to amend the Agreement to authorize the Partnership to pay a finance fee to the General Partner or an Affiliate designated by the General Partner for its services in arranging such Financing; and

WHEREAS, the General Partner may, pursuant to Section 17(b) of the Agreement, amend the Agreement with the consent of Limited Partners holding more than 50% of the then-outstanding Units;

NOW THEREFORE, the parties hereto agree as follows:

1. Section 12.f. (viii) of the Agreement is hereby amended and restated as follows:

      (viii) Agree to pay to the General Partner or any Affiliate designated by the General Partner, a fee equal to 1.25% of the amount of gross proceeds of any Financing. The fee shall be payable in full at the closing of such a Financing.

2. Except as otherwise provided herein, the parties hereto confirm the Agreement in its entirety.


                                  Exhibit A-1

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Third Amendment to Agreement of Limited Partnership as of the date first specified above.

                        GENERAL PARTNER
                        P.I. ASSOCIATES LIMITED PARTNERSHIP

                        BY:  GP P.I. Associates Corp., its general partner


                        By:___________________________________________________
                            Paul M. Zlotoff, President


                        LIMITED PARTNERS
                        Each of the Limited Partners named in Schedule 1 hereto,

                        By:  P.I. ASSOCIATES LIMITED PARTNERSHIP,
                               their attorney in-fact

                        By:  GP P.I. Associates Corp., its general partner


                        By:___________________________________________________
                            Paul M. Zlotoff, President

                                  Exhibit A-2

                                                                       EXHIBIT B


                       MANUFACTURED HOUSING SERVICES INC.
                                 14 PITCHING WAY
                             SCOTCH PLAINS, NJ 07076


July 25, 2005

Uniprop Manufactured Housing
Communities Income Fund (the "Partnership)
P.I. Associates (the "General Partner")
280 Daines Street, Suite 300
Birmingham, MI  48009


RE: SECOND AMENDED AND RESTATED CONSULTING AGREEMENT, DATED AS OF JANUARY 9, 2005 (THE "CONSULTING AGREEMENT"), AMONG THE PARTNERSHIP, THE GENERAL PARTNER AND MANUFACTURED HOUSING SERVICES INC. (THE "CONSULTANT")

Ladies and Gentlemen:

      Pursuant to the Consulting Agreement, the General Partner has requested that the Consultant provide its written recommendation as to, among other matters, a proposed financing (the "Proposed Financing") pursuant to which the Partnership would borrow approximately $42,000,000 and secure such borrowing with mortgages on its properties.

      The Consultant's review and recommendation relates solely to the Proposed Transactions (as defined below). The Consultant was not engaged to consider or solicit alternate transactions, and did not consider or solicit alternate transactions. The Consulting Agreement does not confer upon the Consultant the power to negotiate specific terms of any proposal advanced by the General Partner.

      The terms of the Proposed Financing, as well as the terms of certain related transactions, are more particularly described in the Proxy Statement (defined below) of the Partnership to which this letter is annexed as an Exhibit. The Proxy Statement also describes a proposed amendment to the Partnership's agreement of limited partnership (the "Proposed Amendment"). The Proposed Amendment would implement a 1.25% fee (the "Fee") payable to the General Partner or any of its affiliates in connection with any Financing (as defined in the limited partnership agreement). The Proxy Statement should be carefully review in its entirety for a more complete description of the matters contemplated thereby.

      According to the Proxy Statement, the net proceeds of the Proposed Financing would generally be used (a) to payoff the existing debt ($30,800,000) and the costs to defease the existing debt ($1,700,000); (b) to establish a long
- term reserve for the Partnership in the amount of approximately $1,000,000, as more fully described in the Proxy Statement (the "Proposed Reserve"); (c) to

                                  Exhibit B-1
distribute approximately $148.93 per Unit to the limited partners ("Limited Partners") of the Partnership; (d) to pay $1,970,000 to the successors to the Sellers (as defined in the Proxy Statement ) in full payment of the Contingent Purchase Price more fully described in the Proxy Statement; (e) to pay the Fee; and (f) to pay transaction costs of 1% of the loan amount.

      The  Consulting   Agreement  requires  that  the  Partnership  obtain  the
recommendation of the Consultant with respect to the Proposed Financing, the Proposed Amendment and the Proposed Reserve (collectively, the "Proposed Transactions"). In addition, the Proposed Amendment requires the approval of a majority in interest of the Limited Partners.

      In connection with the Consultant's consideration of the Proposed Transactions, the Consultant has been provided with and has reviewed copies of the proxy statement of the Partnership dated as of the date hereof (the "Proxy Statement"), financing term sheets, the proposed amendment to partnership agreement, and certain other materials.

      In addition, the Consultant has conducted such reviews, analyses and inquiries as the Consultant has deemed necessary and appropriate under the circumstances in connection with the Proposed Transactions, including, without limitation, discussions with certain representatives of the General Partner. However, the Consultant takes no responsibility for the structure of the Proposed Transactions or any of the terms thereof including, without limitation, legal matters related thereto, and the Consultant understands that you have relied upon counsel to the Partnership as to all legal matters.

      With your consent, the Consultant has not independently verified the accuracy or completeness of the information supplied to the Consultant with respect to the Proposed Transactions and does not assume any responsibility with respect thereto. The Consultant's views as expressed herein are necessarily based on the business, economic, market and other conditions as they exist and can be evaluated by the Consultant at the date of this letter. The Consultant has not performed or obtained an independent evaluation or appraisal of the Partnership's assets.

      This letter should not be construed as investment or tax advice to any of the Limited Partners of the Partnership. The Consultant understands that the Partnership and the Limited Partners will seek their own investment and tax advice regarding their vote on the Proposed Amendment, and the other matters contained in the Proxy Statement.

      We alert you the fact that an affiliate of the Consultant is the holder of an indirect limited partnership interest of approximately one and one-half percent (1.5%) in the General Partner and, accordingly, may indirectly benefit from the transactions described in the Proxy Statement (including, without limitation, from the various amounts to be paid to the General Partner as more particularly described in the Proxy Statement).

      Based upon and subject to the assumptions and limitations set forth herein, the Consultant affirmatively Recommends For the Proposed Transactions.

      This letter is furnished to you solely in connection with the Consulting Agreement and is not to be used, circulated, quoted or otherwise referred to for any other purpose without the prior express written consent of the Consultant.

                                  Exhibit B-2

                                                                Very truly yours



                                             MANUFACTURED HOUSING SERVICES, INC.



                                             /s/ Donald E. Petrow
                                             -----------------------------------
                                             By:   Donald E. Petrow
                                             Its:  President

                                  Exhibit B-3